CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Certified Public Accountants" in the Statement of Additional Information and to the inclusion herein of our report dated January 14, 1999, in this Registration Statement (Form N-1A No. 333-66181) of Morgan Keegan Select Fund, Inc.




                                                    KPMG LLP

Memphis, Tennessee
January 14, 1999